EXHIBIT 10.1

SECOND AMENDMENT TO TERM LOAN, REVOLVING CREDIT, GUARANTEE
AND SECURITY AGREEMENT

          SECOND AMENDMENT (this "Amendment"), dated as of August 20, 2004, to the Term Loan, Revolving Credit, Guarantee and Security Agreement, dated as of July 1, 2004 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among MISSISSIPPI CHEMICAL CORPORATION (the "Borrower"), the subsidiaries of the Borrower party thereto (collectively, the "Guarantors"), each a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), CITICORP NORTH AMERICA, INC as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and CITIGROUP GLOBAL MARKETS INC., and PERRY PRINCIPALS INVESTMENTS, LLC as Joint Lead Arrangers.

W I T N E S S E T H :

          WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Joint Lead Arrangers are parties to the Credit Agreement;

          WHEREAS, the Borrower and Guarantors have requested that the Lenders agree to amend certain provisions of the Credit Agreement as more fully set forth below; and

          WHEREAS, the Lenders are willing to agree to such requested amendments, but only upon the terms and conditions of this Amendment;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.      Defined Terms.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.

          2.      Amendment to Section 5.11 (Approved Plan) of the Credit Agreement.  Section 5.11 of the Credit Agreement is hereby amended by deleting the date "August 23, 2004" where it appears therein and by inserting in-lieu thereof the date:  "September 24, 2004".

          3.      Representations and Warranties; No Default.  After giving effect to this Amendment, each of the Borrower and the Guarantors hereby represents and warrants that all representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Amendment.

          4.      Conditions to Effectiveness of this Amendment.  This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.

          5.      Continuing Effect; No Other Amendments or Waivers.  Except as expressly amended pursuant to this Amendment, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect in accordance with their respective terms, and this Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or any other Loan Document, including without limitation, any amendment, modification or waiver of any Section amended pursuant to this Amendment for any other date or time period or in connection with any other transaction.

          6.      Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          7.      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                                                         MISSISSIPPI CHEMICAL CORPORATION, as
                                                                         Debtor and Debtor-In-Possession, and Borrower

By: /s/ Timothy A. Dawson
Name:  Timothy A. DAWSON
Title:  Senior Vice President and
          Chief Financial Officer

MISSISSIPPI NITROGEN, INC., as Debtor and
Debtor-In-Possession

By: /s/ Timothy A. Dawson
Name:  Timothy A. DAWSON
Title:  Vice President of Finance

MISSCHEM NITROGEN, L.L.C., as Debtor and
Debtor-In-Possession

By: /s/ Timothy A. Dawson
Name:  Timothy A. DAWSON
Title:  Vice President of Finance

MISSISSIPPI CHEMICAL COMPANY, L.P., as
Debtor and Debtor-In-Possession

By: MISSISSIPPI CHEMICAL MANAGEMENT
COMPANY, Sole General Partner

By: /s/ Timothy A. Dawson
Name:  Timothy A. DAWSON
Title:  Vice President of Finance

MISSISSIPPI CHEMICAL MANAGEMENT
COMPANY, as Debtor and Debtor-In-Possession

By: /s/ Timothy A. Dawson
Name:  Timothy A. DAWSON
Title:  Vice President of Finance

MISSISSIPPI PHOSPHATES CORPORATION, as
Debtor and Debtor-In-Possession

By: /s/ Timothy A. Dawson
Name:  Timothy A. DAWSON
Title:  Vice President of Finance

MISSISSIPPI POTASH, INC., as
Debtor and Debtor-In-Possession

By: /s/ Timothy A. Dawson
Name:  Timothy A. DAWSON
Title:  Vice President of Finance

EDDY POTASH, INC., as Debtor and
Debtor-In-Possession

By: /s/ Timothy A. Dawson
Name:  Timothy A. DAWSON
Title:  Vice President of Finance

TRIAD NITROGEN, L.L.C., as Debtor and Debtor-
In-Possession

By: /s/ Timothy A. Dawson
Name:  Timothy A. DAWSON
Title:  Vice President of Finance

MELAMINE CHEMICALS, INC., as Debtor and
Debtor-In-Possession

By: /s/ Timothy A. Dawson
Name:  Timothy A. DAWSON
Title:  Vice President of Finance

ADMINISTRATIVE AGENT AND LENDERS:

CITICORP NORTH AMERICA, INC., as
Administrative Agent and Lender

By: /s/ Christopher Dunlop
Name:  CHRISTOPHER DUNLOP
Title:  Vice President

CITIGROUP FINANCIAL PRODUCTS INC., as
Lender

By: /s/ Jeffrey S. Jacob
Name:  JEFFREY S. JACOB
Title:  Managing Director

PERRY PRINCIPALS INVESTMENTS LLC, as
Lender

By: /s/ Nathaniel J. Klipper
Name:  NATHANIEL J. KLIPPER
Title:  Managing Director

VARDE INVESTMENT PARTNERS, L.P.

By: Varde Investment Partners G.P., LLC, its
General Partner

By:  Varde Partners, L.P., its Managing Member

By:  Varde Partners, Inc., its General Partner

By: /s/ Marcia L. Page
Name:  Marcia L. Page
Title:    Managing Director